FVIT P-3
                         SUPPLEMENT DATED JULY 17, 2007
                      TO THE PROSPECTUS DATED MARCH 1, 2007
                                       OF
                         FRANKLIN VALUE INVESTORS TRUST
        (FRANKLIN BALANCE SHEET INVESTMENT FUND, FRANKLIN LARGE CAP VALUE
         FUND, FRANKLIN MICROCAP VALUE FUND, FRANKLIN MIDCAP VALUE FUND,
                         FRANKLIN SMALL CAP VALUE FUND)


The prospectus is amended as follows:

Effective July 17, 2007, the first paragraph under "Franklin MicroCap Value Fund" on page 21 and the second paragraph under "Buying Shares" on page 94 are revised as follows:

The Fund is currently closed to all new investors, except certain Employer Sponsored Retirement Plans administered by the Defined Contribution Services
(DCS) division of Franklin Templeton Investor Services and certain Fund of Funds of Franklin Templeton Fund Allocator Series. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. Employer Sponsored Retirement Plans invested in the Fund as of January 14, 2004, may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

         PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE